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                                                                   EXHIBIT 10.56

                  ALLONGE AND FOURTH AMENDMENT TO ACQUISITION
                                PROMISSORY NOTE


     This Allonge and Fourth Amendment to Acquisition Promissory Note ("Amendment") is made effective as of the 1st day of July, 1997 between Princeton Dental Management Corporation, a Delaware corporation ("PDMC"), Mason Dental Midwest, Inc. ("Mason") (PDMC and Mason are hereinafter collectively referred to as the "Maker"), and the Constituent Shareholders of the Delaware corporation formerly known as Mason Dental, Inc. (the Constituent Shareholders are collectively referred to as the "Holder").

                                  RECITALS

     A. Maker has previously executed in favor of Holder that certain Acquisition Promissory Note dated December 31, 1993 in the initial principal amount of $1,350,000.00, as subsequently amended ("Acquisition Promissory Note").

     B. Maker and Holder desire to further amend the Acquisition Promissory Note to reflect certain agreements reached by Maker and Holder.

                                 AGREEMENTS

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Acquisition Promissory Note shall have the meanings assigned to them in the Acquisition Promissory Note.

        2. The following new Section 20 shall be added to the Acquisition Promissory Note:

                "20. Principal-Only Payments/Waiver of Interest. Notwithstanding anything contained in this Note to the contrary, the Maker shall be required to make payments of principal only for the period from July 1, 1997 through June 30, 1998 (the "Waiver Period"). Interest payments shall be waived during the Waiver Period and interest shall not accrue during the Waiver Period. Provided, however, that the parties acknowledge that this Amendment is being entered into, in part, in consideration of (i) a waiver, subject to certain terms and conditions, of accrued and ongoing interest by Amsterdam Equities Limited and Frank Leonard Laport (and certain entities related to Mr. Laport) for the period from January 1, 1997 through December 31, 1997 ("Group Interest Waiver"), and (ii) the continued listing of Princeton Dental Management Corporation on the Nasdaq SmallCap Market ("Nasdaq Listing"), and, in the event that either the Group Interest Waiver or the Nasdaq Listing fail to occur, than, in such event, the Holder may, upon thirty (30) days written notice to the Maker, declare this Amendment terminated effective as of the effective date of such notice."

     Except as specifically amended by this Amendment, the Acquisition Promissory Note shall remain in full force and effect.





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     IN WITNESS WHEREOF, the parties have executed this Allonge and Fourth
Amendment to Acquisition Promissory Note as of the date first written above.


PRINCETON DENTAL MANAGEMENT CORPORATION



By:___________________________________
     Frank Leonard Laport, CEO


MASON DENTAL MIDWEST, INC.



By:___________________________________
     Gary Lockwood, President


CONSTITUENT SHAREHOLDERS


By: ______________________

Their: Authorized Representative




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STATE OF MICHIGAN)

COUNTY OF _____  )

     I, ________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Gary Lockwood, personally known to me to be the President of Mason Dental Midwest, Inc., appeared before me this day in person and acknowledged that as such officer he signed and delivered such instrument as his free and voluntary act and with due authorization, and as the free and voluntary act of the Company, for the uses and purposes therein set forth.

     Given under my hand and seal this ___ day of July, 1997.



                                        ________________________
                                        NOTARY PUBLIC


My Commission expires __________.



STATE OF ILLINOIS)

COUNTY OF COOK   )

     I, ______________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Frank Leonard Laport, personally known to me to be the Chairman of the Board and CEO of Princeton Dental Management Corporation, appeared before me this day in person and acknowledged that he signed and delivered such instrument as his free and voluntary act and with due authorization, and as the free and voluntary act of the Company, for the uses and purposes therein set forth.

     Given under my hand and seal this ___ day of July, 1997.


                                        ________________________
                                        NOTARY PUBLIC


My Commission expires __________.




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STATE OF MICHIGAN)

COUNTY OF _____  )

     I, ________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that _____________, personally known to me to be one of the Constituent Shareholders, appeared before me this day in person and acknowledged that as such officer he signed and delivered such instrument as his free and voluntary act and with due authorization, and as the free and voluntary act and with due authorization of a majority in interest of the Constituent Shareholders, for the uses and purposes therein set forth.

     Given under my hand and seal this ___ day of July, 1997.



                                        ________________________
                                        NOTARY PUBLIC


My Commission expires __________.